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                                                                   EXHIBIT 3.115

CERTIFIED TO BE A TRUE AND CORRECT COPY
AS TAKEN FROM AND COMPARED WITH THE
ORIGINAL ON FILE IN THIS OFFICE

JUN 15 2005

                   STATE OF SOUTH CAROLINA SECRETARY OF STATE
                                    JIM MILES
                            ARTICLES OF ORGANIZATION
                            LIMITED LIABILITY COMPANY

/s/ [ILLEGIBLE]
---------------
SECRETARY OF STATE OF SOUTH CAROLINA

      The undersigned deliver the following articles of organization to form a South Carolina limited liability company pursuant to Section 33-44-202 and
Section 33-44-203 of the 1976 South Carolina Code, as amended.

1. The name of the limited liability company which complies with Section 33-44-105 of the South Carolina Code of 1976. as amended is PALMETTO LOWCOUNTRY BEHAVIORAL HEALTH, L.L.C.

2. The office of the initial designated office of the limited liability company in South Carolina is:

      1201 MAIN STREET, SUITE 1450
      --------------------------------------------------------------------------
      Street address

      COLUMBIA, SOUTH CAROLINA                                           29201
      --------------------------------------------------------------------------
      City                                                             Zip Code

3. The initial agent for service of process of the limited liability company is

      DAVID B. SUMMER, JR.
      --------------------------------------------------------------------------
       Name

      and the street address in South Carolina for this initial agent for service of process is:

      1201 MAIN STREET, SUITE 1450
      --------------------------------------------------------------------------
      Street address

      COLUMBIA, SOUTH CAROLINA                                            29201
      --------------------------------------------------------------------------
      City                                                             Zip Code

4.    The name and address of each organizer is:

      (a)    SCOTT Y. BARNES
             ---------------
             Name

             POST OFFICE BOX 1254
             -------------------------------------------------------------------
             Street address

             CHARLESTON                SOUTH CAROLINA                    29402
             -------------------------------------------------------------------
               City                           State                    Zip Code

      (b)    ___________________________________________________________________
             Name
             ___________________________________________________________________
             Street address
             ___________________________________________________________________
             City                               State                Zip Code

                       (Add additional lines if necessary)

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5.    [X]    Check this box only if the company is to be term company. If so, provide the term specified:

             TERM ENDING DECEMBER 31, 2050

6.    [ ]   Check this box only if management of the limited liability company is vested in a manager or managers. If this company is to be managed by managers, specify the name and address of each initial manager:

        (a)  ___________________________________________________________________
               Name
             ___________________________________________________________________
             Street address
             ___________________________________________________________________
              City                           State                    Zip Code

        (b)  ___________________________________________________________________
               Name
             ___________________________________________________________________
               Street address
             ___________________________________________________________________
               City                           State                    Zip Code

        (C)  ___________________________________________________________________
               Name
             ___________________________________________________________________
                Street address
             ___________________________________________________________________
                       City                           State             Zip Code

                (Add additional lines if necessary)

7.    [ ]   Check this box only if one or more of the members of the company are to be liable for it debts and obligations under Section
            33-44-303(c). If one or more members are so liable, specify which members, and for which debts, obligations or liabilities such members are liable in their capacity as members.
             ___________________________________________________________________

             ___________________________________________________________________

8. Unless a delayed effective date is specified, these articles will be effective when endorsed for filing by the Secretary of State. Specify any delayed effective date and time:

             ___________________________________________________________________

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9.    Set forth any other provisions not inconsistent with law which the organizers determine to include, including any provisions that are required or are permitted to be set forth in the limited liability company operating agreement.

10.   Signature of each organizer:

      /s/ SCOTT Y. BARNES
      ----------------------
      Signature of Organizer


      ----------------
      Signature Of Organizer

      Date: July 5, 2000

                               FILING INSTRUCTIONS

1. File two copies of this form, the original and either a duplicate original or a conformed copy.

2. If space on this form is not sufficient, please attach additional sheets containing a reference to the appropriate paragraph in this form of prepare this using a computer disk which will allow for expansion of the space on the form.

3. This form must be accompanied by the filing fee of $110.00 payable to the Secretary of State.

                                                 Form Approved by South Carolina
                                         Secretary of State Jim Miles, June 1996